UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 29, 2024
(Date of earliest event reported)

BANK5 2024-5YR8

(Central Index Key Number 0001991524)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-261279-05	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[_]

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2024, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2024 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK5 2024-5YR8, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR8 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K filed by the Issuing Entity on July 30, 2024 (SEC Accession No. 0001539497-24-001531) (the “July 30 Form 8-K”).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK5 2024-5YR8 (the “Issuing Entity”), a common law trust fund formed on August 15, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are thirty-two (32) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on thirty-three (33) commercial and/or multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Stonebriar Centre”, which is an asset of the Trust, is part of a whole loan (the “Stonebriar Centre Whole Loan”) that includes the Stonebriar Centre Mortgage Loan and eight other loans that are pari passu to the Stonebriar Centre Mortgage Loan (the “Stonebriar Centre Pari Passu Companion Loans”). The Stonebriar Centre Pari Passu Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Stonebriar Centre Whole Loan, including the Stonebriar Centre Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1-1, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related pari passu note A-1-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1-1 occurred on August 29, 2024, and accordingly as of such date the Stonebriar Centre Whole Loan, including the Stonebriar Centre Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BMARK 2024-V9 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.6 to the July 30 Form 8-K.

The terms and conditions of the BMARK 2024-V9 PSA applicable to the servicing of the Stonebriar Centre Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer’s duties regarding such mortgage loans, including limitations on the special servicer’s liability under the Pooling and Servicing Agreement and terms regarding the special servicer’s removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-261279-05) filed with the Securities and Exchange Commission on July 30, 2024 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The related Non-Serviced Master Servicer earns a primary servicing fee with respect to the Stonebriar Centre Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon the Stonebriar Centre Whole Loan becoming a specially serviced loan under the BMARK 2024-V9 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such Whole Loan accruing at a rate equal to 0.25% per annum. Such special servicing fee is subject to a monthly floor of $3,500.
•	In connection with a workout of the Stonebriar Centre Whole Loan, the related Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges and excess interest) of principal and interest (other than any amount for which a liquidation fee would be paid) made by the related borrower on a corrected Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to any particular workout of such Whole Loan.
•	The related Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.00% of the related payments or proceeds received in connection with the liquidation of the Stonebriar Centre Whole Loan or related REO Property. Such liquidation fee is subject to a floor of $25,000 and a cap of $1,000,000 with respect to such Whole Loan.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2024	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)